[LOGO]                                                    [Picture of Building]

ANNUAL REPORT DECEMBER 31, 1999

           EATON VANCE
[Picture    GROWTH &
   of        INCOME
  Flag]       FUND

Global Management-Global Distribution

                                  [Picture of Stock Market]

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

LETTER TO SHAREHOLDERS

[Picture]        During the year ended December 31, 1999, Eaton Vance
                 Growth & Income Fund had a total return of 3.40% for Class
James B. Hawkes  A shares.(1) This return resulted from a decrease in net
President        asset value (NAV) to $14.39 per share on December 31, 1999 from $16.05 per share on December 31, 1998 and the
reinvestment of $0.085 per share in income dividends and $2.039 per share in capital gains distributions.

For Class B, the total return was 2.58%, based on a decrease in NAV from $17.99 to $16.34, and the reinvestment of $2.039 per share in capital gains distributions.(1)

For Class C, the total return was 2.47% based on a decrease in NAV from $15.11 to $13.37, and the reinvestment of $2.039 per share in capital gains.(1)

For comparison,the Lipper Multi-Cap Value Classification(2) had an average return of 8.11% during the period.

A robust economy and tame inflation provided the backdrop for U.S. equity markets in 1999...

The U.S. economy continued to expand strongly in the past year, with gross domestic product rising at a 5.8% pace in the fourth quarter. With unemployment at a 30-year low, consumer confidence remained high, providing a boost to retail activity. Interestingly, the robust economy and ebullient consumer attitudes have not resulted in higher inflation. The Federal Reserve raised its benchmark Federal Funds rate three times during the year in a preemptive strike. However, continuing global competition, increased productivity, and the enhanced use of technology have generally helped keep inflation pressures in check.

U.S. equity markets, undeterred by interest rate activity, continued to break new ground, with all major indices reaching record highs. However, the majority of market returns came from a very narrow group of stocks in the high-flying and volatile technology sector. We believe that such volatility and high valuation underscore the importance of a prudent, long-term investment outlook.

With this annual report, we are pleased to introduce Michael Mach, who became Portfolio Manager of Growth & Income Fund as of January 1, 2000. In the pages that follow, Mr. Mach and Duncan W. Richardson, Portfolio Manager during 1999, discuss the performance of Eaton Vance Growth & Income Fund in 1999 and look forward to the year ahead.

                             Sincerely,

                             JAMES B. HAWKES

                             James B. Hawkes
                             President
                             February 9, 2000

--------------------------------------------------------------------------------

Performance(3)                          Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                  3.40%     2.58%     2.47%
Five Years                               21.35     19.89     19.20
Ten Years                                13.13      N.A.      N.A.
Life of Fund+                             9.84     17.52     18.25

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                 -2.55%    -1.96%     1.59%
Five Years                               19.93     19.69     19.20
Ten Years                                12.46      N.A.      N.A.
Life of Fund+                             9.74     17.43     18.25

+Inception Dates - Class A: 9/23/31; Class B: 8/17/94; Class C: 11/04/94

Ten Largest Equity Holdings(4)
-----------------------------------------
Valassis Communications, Inc         2.9%
Lexmark International Group, Inc.    2.8
ALLTEL Corp.                         2.8
Marsh & McLennan Cos., Inc.          2.7
Alcan Aluminum Ltd.                  2.6
Unilever ADR                         2.5
SBC Communications, Inc.             2.5
Apache Corp.                         2.3
Mandalay Resort Group                2.3
Omnicom Group, Inc.                  2.3

(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in a Lipper Classification. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4) Ten largest equity holdings accounted for 25.7% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

MANAGEMENT DISCUSSION

AN INTERVIEW WITH DUNCAN W. RICHARDSON, VICE PRESIDENT, AND MICHAEL MACH, PORTFOLIO MANAGER OF GROWTH & INCOME PORTFOLIO

Q: Duncan, the stock market was quite         [Picture]
volatile in 1999, with very narrow
market leadership. How did this          Duncan W. Richardson
affect your management of the               Vice President
Portfolio?

A: MR. RICHARDSON: The market                 [Picture]
rewarded a high level of risk-taking
in 1999. We continued attempting to          Michael Mach
manage the valuation and fundamental       Portfolio Manager
risks taken within the Portfolio. We
are not seeking the highest growth
companies at any price, but rather,
the more dependable growth companies
at a favorable price. While this
approach achieved returns in excess
of our peer group of funds over the
last several years, this was not the
case in 1999.

Q: Were there any particular stocks or sectors that affected the Portfolio's performance?

A: MR. RICHARDSON: Our performance was disappointing, in part, due to our overemphasis on financial stocks and underemphasis on technology. The financial sector appeared undervalued relative to the rest of the market but became more so as interest rates rose through most of the year. While two of our largest holdings, Marsh & McLennan and American International Group, performed quite well, our other financial stock holdings were disappointing. In the technology sector, Lexmark was a big winner but our conservative overall exposure to this white-hot sector hurt our relative performance last year.

   Our exposure to drug stocks, despite being reduced early in the year, was also a drag on performance. This group continued to be hurt by the political uncertainty surrounding potential healthcare legislation but appears to offer several compelling opportunities for long-term investors. Additionally, some of the securities held in the portfolio reported fundamental disappointments that we did not anticipate. The poor performance of the Portfolio's Waste Management and Xerox holdings offset more successful holdings, such as Valassis and Omnicom Group, and held back the Portfolio's one-year return.

   While some of the Portfolio's holdings were out of sync with last year's market, I would emphasize that our research driven process, which is focused on valuation and fundamental risks, has typically resulted in good risk-adjusted returns and a portfolio with a lower beta (volatility) than that of the market. Declining to participate in the more speculative areas of the market and continuing to manage valuation and fundamental risks, should continue to be a sound long-term investment strategy for the future.

Five Largest Industry Sectors+
As a percentage of total net assets

    Consumer Services                19.7%
    Consumer Non-Durables            16.5%
    Financial                        15.4%
    Utilities                        14.4%
    Basic Industries                 11.7%

+Five largest industry sectors are subject to change due to active management.

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

MANAGEMENT DISCUSSION

Q: Mike, you took over the management of the Portfolio as of January 1, 2000. How does your style compare to Duncan's?

A: MR. MACH: Shareholders can expect a continuity in style. My style, like Duncan's, is to emphasize growth, because without growth there is no value. The goal of growth and income funds, historically, has been to capture most of the returns offered by equity markets, but to do so in a manner that minimizes valuation and fundamental risks. And as Duncan said, that investment philosophy, in a market such as we've had in 1999, would lead one away from a lot of the most aggressive growth names. The result was that the stocks that were most attractive to the growth and income investor did not perform as well. But I share Duncan's viewpoint in considering this strategy something of an "insurance policy," in that it helped protect shareholders from exposure to an inordinate amount of risk.

Q: Would you describe the strategy you will use to select stocks for the Portfolio?

A: MR. MACH: The Portfolio's investments will be primarily focused in companies that enjoy strong market share positions, yet whose stocks are selling below their true market value. Companies with leading share positions generally enjoy more favorable economies of scale, distribution channel strength, and pricing power. These fundamentals typically provide them with double-digit growth potential, along with a greater degree of competitive stability versus mid-tier companies or new market entrants. In recent months, a lot of proven companies with these attractive characteristics have been overlooked by many Wall Street firms caught up in the frenzy to bring Internet and other emerging growth companies public. Our team of investment research analysts is now focused on identifying stocks of companies that meet the above criteria and also offer a catalyst for driving their share prices higher. Sample catalysts include accelerating earnings growth, new product introductions, or a high probability of value-creating acquisitions or divestitures. We expect that the Portfolio will continue to generate a level of income comparable to that of the stocks included in the S&P 500 Index.

Q: What can we expect for the Portfolio in the near future?

A: MR. RICHARDSON: The narrowness of the market and higher valuations have created a higher-risk equity environment, one in which you can expect continued, perhaps even increased, volatility. The positive side of this scenario is that many stocks are currently at very attractive risk/reward levels. Volatile markets can also create tremendous opportunities for long-term investors.

   MR. MACH: As a result of the market's very narrow recent leadership, stocks of many companies with proven franchises now sell at unusually attractive levels of relative valuation. Over time, we believe these stocks have the potential to rise in price both as a function of their underlying earnings growth and from a possible upward adjustment to the relatively depressed earnings multiples now used to value them. We believe a focused strategy of investing in stocks with these characteristics provides the Portfolio with an opportunistic approach to building long-term shareholder wealth.

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FUND PERFORMANCE
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE GROWTH AND INCOME FUND, CLASS A VS. THE
STANDARD & POOR'S 500 INDEX*
DECEMBER 31, 1989 - DECEMBER 31, 1999

  DATE    FUND/NAV    FUND/MOP    S&P 500
12/31/89    $10,000     $9,423    $10,000
 1/31/90     $9,381     $8,840     $9,329
 2/28/90     $9,539     $8,989     $9,449
 3/31/90     $9,752     $9,189     $9,699
 4/30/90     $9,607     $9,053     $9,458
 5/31/90    $10,403     $9,803    $10,378
 6/30/90    $10,348     $9,751    $10,308
 7/31/90    $10,417     $9,817    $10,275
 8/31/90     $9,586     $9,033     $9,347
 9/30/90     $9,278     $8,743     $8,893
10/31/90     $9,387     $8,846     $8,855
11/30/90     $9,892     $9,321     $9,427
12/31/90    $10,059     $9,479     $9,689
 1/31/91    $10,184     $9,597    $10,110
 2/28/91    $10,674    $10,058    $10,832
 3/31/91    $10,853    $10,227    $11,094
 4/30/91    $10,806    $10,183    $11,121
 5/31/91    $11,151    $10,508    $11,599
 6/30/91    $10,759    $10,139    $11,068
 7/31/91    $11,200    $10,554    $11,583
 8/31/91    $11,413    $10,755    $11,857
 9/30/91    $11,255    $10,607    $11,658
10/31/91    $11,454    $10,794    $11,815
11/30/91    $11,040    $10,404    $11,340
12/31/91    $12,217    $11,512    $12,635
 1/31/92    $11,787    $11,108    $12,399
 2/28/92    $11,954    $11,265    $12,560
 3/31/92    $11,840    $11,157    $12,316
 4/30/92    $12,157    $11,456    $12,677
 5/31/92    $12,387    $11,672    $12,739
 6/30/92    $12,052    $11,357    $12,550
 7/31/92    $12,627    $11,899    $13,062
 8/31/92    $12,450    $11,732    $12,795
 9/30/92    $12,521    $11,799    $12,946
10/31/92    $12,726    $11,992    $12,990
11/30/92    $13,047    $12,295    $13,431
12/31/92    $13,063    $12,310    $13,596
 1/31/93    $12,897    $12,154    $13,709
 2/28/93    $12,917    $12,172    $13,896
 3/31/93    $13,238    $12,475    $14,189
 4/30/93    $12,798    $12,060    $13,846
 5/31/93    $12,935    $12,189    $14,216
 6/30/93    $12,974    $12,226    $14,257
 7/31/93    $13,023    $12,272    $14,200
 8/31/93    $13,378    $12,606    $14,737
 9/30/93    $13,397    $12,625    $14,624
10/31/93    $13,634    $12,848    $14,927
11/30/93    $13,328    $12,559    $14,784
12/31/93    $13,611    $12,826    $14,963
 1/31/94    $14,104    $13,291    $15,471
 2/28/94    $13,776    $12,981    $15,052
 3/31/94    $13,140    $12,383    $14,397
 4/30/94    $13,350    $12,581    $14,581
 5/31/94    $13,460    $12,684    $14,820
 6/30/94    $13,141    $12,384    $14,457
 7/31/94    $13,423    $12,649    $14,931
 8/31/94    $13,711    $12,920    $15,542
 9/30/94    $13,357    $12,587    $15,162
10/31/94    $13,418    $12,645    $15,503
11/30/94    $12,818    $12,079    $14,939
12/31/94    $13,050    $12,297    $15,160
 1/31/95    $13,032    $12,281    $15,553
 2/28/95    $13,538    $12,757    $16,158
 3/31/95    $14,092    $13,279    $16,634
 4/30/95    $14,419    $13,588    $17,124
 5/31/95    $15,012    $14,147    $17,807
 6/30/95    $15,303    $14,420    $18,220
 7/31/95    $15,911    $14,993    $18,824
 8/31/95    $16,215    $15,280    $18,871
 9/30/95    $16,482    $15,532    $19,667
10/31/95    $16,348    $15,406    $19,597
11/30/95    $16,971    $15,993    $20,456
12/31/95    $17,326    $16,327    $20,850
 1/31/96    $17,668    $16,650    $21,559
 2/28/96    $17,641    $16,624    $21,759
 3/31/96    $17,777    $16,752    $21,969
 4/30/96    $18,066    $17,024    $22,293
 5/31/96    $18,600    $17,528    $22,867
 6/30/96    $18,751    $17,670    $22,954
 7/31/96    $17,909    $16,877    $21,940
 8/31/96    $18,570    $17,499    $22,404
 9/30/96    $19,355    $18,239    $23,663
10/31/96    $19,768    $18,628    $24,316
11/30/96    $20,901    $19,696    $26,152
12/31/96    $20,825    $19,624    $25,634
 1/31/97    $21,933    $20,668    $27,235
 2/28/97    $22,179    $20,901    $27,448
 3/31/97    $21,378    $20,145    $26,323
 4/30/97    $22,416    $21,123    $27,893
 5/31/97    $23,658    $22,294    $29,590
 6/30/97    $24,519    $23,105    $30,915
 7/31/97    $26,225    $24,713    $33,373
 8/31/97    $24,899    $23,464    $31,505
 9/30/97    $26,656    $25,119    $33,229
10/31/97    $26,079    $24,575    $32,121
11/30/97    $26,591    $25,058    $33,606
12/31/97    $27,266    $25,694    $34,183
 1/31/98    $27,168    $25,601    $34,561
 2/28/98    $28,758    $27,099    $37,052
 3/31/98    $30,407    $28,654    $38,948
 4/30/98    $31,521    $29,703    $39,340
 5/31/98    $30,506    $28,747    $38,664
 6/30/98    $31,063    $29,272    $40,234
 7/31/98    $30,195    $28,454    $39,806
 8/31/98    $25,913    $24,419    $34,057
 9/30/98    $28,164    $26,540    $36,239
10/31/98    $29,808    $28,089    $39,184
11/30/98    $31,204    $29,404    $41,558
12/31/98    $33,214    $31,299    $43,951
 1/31/99    $33,545    $31,611    $45,788
 2/28/99    $33,235    $31,318    $44,366
 3/31/99    $34,001    $32,040    $46,140
 4/30/99    $35,561    $33,510    $47,927
 5/31/99    $34,554    $32,561    $46,797
 6/30/99    $35,938    $33,866    $49,392
 7/31/99    $34,364    $32,383    $47,851
 8/31/99    $33,482    $31,552    $47,614
 9/30/99    $32,643    $30,760    $46,310
10/31/99    $33,521    $31,588    $49,240
11/30/99    $33,689    $31,747    $50,241
12/31/99    $34,343    $32,363    $53,198

Performance**                           Class A   Class B   Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                  3.40%     2.58%     2.47%
Five Years                               21.35     19.89     19.20
Ten Years                                13.13      N.A.      N.A.
Life of Fund+                             9.84     17.52     18.25

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                 -2.55%    -1.96%     1.59%
Five Years                               19.93     19.69     19.20
Ten Years                                12.46      N.A.      N.A.
Life of Fund+                             9.74     17.43     18.25

+Inception Dates - Class A: 9/23/31; Class B: 8/17/94; Class C: 11/04/94


 *Source: TowersData, Bethesda, MD.

  The chart compares the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. An investment in the Fund's Class B shares on 8/17/94 would have been worth $23,800 on December 31, 1999. An investment in the Fund's Class C shares on 11/4/94 would have been worth $23,748 on December 31, 1999. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

**Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investment in Growth & Income Portfolio,
   at value
   (identified cost, $147,727,841)        $177,047,421
Receivable for Fund shares sold                201,456
------------------------------------------------------
TOTAL ASSETS                              $177,248,877
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    198,242
Payable to affiliate for service fees           18,520
Dividends payable                                4,061
Payable to affiliate for Trustees' fees          1,130
Accrued expenses                               110,652
------------------------------------------------------
TOTAL LIABILITIES                         $    332,605
------------------------------------------------------
NET ASSETS                                $176,916,272
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $137,575,254
Accumulated undistributed net realized
   gain from Portfolio (computed on the
   basis of identified cost)                 9,943,637
Accumulated undistributed net investment
   income                                       77,801
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         29,319,580
------------------------------------------------------
TOTAL                                     $176,916,272
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $139,218,685
SHARES OUTSTANDING                           9,675,940
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      14.39
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $14.39)      $      15.27
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 32,489,279
SHARES OUTSTANDING                           1,987,977
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      16.34
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $  5,208,308
SHARES OUTSTANDING                             389,509
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      13.37
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $117,108)       $  2,727,411
Interest allocated from Portfolio              311,358
Miscellaneous income allocated from
   Portfolio                                     9,686
Expenses allocated from Portfolio           (1,277,244)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  1,771,211
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      5,322
Distribution and service fees
   Class A                                     251,499
   Class B                                     294,826
   Class C                                      44,838
Transfer and dividend disbursing agent
   fees                                        189,523
Registration fees                               37,499
Legal and accounting services                   27,125
Custodian fee                                   23,484
Printing and postage                            22,748
Amortization of organization expenses           14,175
Miscellaneous                                   19,452
------------------------------------------------------
TOTAL EXPENSES                            $    930,491
------------------------------------------------------

NET INVESTMENT INCOME                     $    840,720
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 30,011,808
------------------------------------------------------
NET REALIZED GAIN                         $ 30,011,808
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                            $(25,613,189)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(25,613,189)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  4,398,619
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  5,239,339
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $         840,720  $         731,746
   Net realized gain                             30,011,808          8,344,501
   Net change in unrealized appreciation
      (depreciation)                            (25,613,189)        21,695,115
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $       5,239,339  $      30,771,362
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $        (750,165) $        (796,782)
      Class B                                            --             (1,024)
      Class C                                            --               (540)
   In excess of net investment income
      Class A                                            --             (1,444)
      Class B                                            --            (10,947)
   From net realized gain
      Class A                                   (17,912,326)        (5,044,374)
      Class B                                    (3,704,579)          (840,876)
      Class C                                      (664,258)           (86,652)
   In excess of net realized gain
      Class C                                       (17,078)              (694)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (23,048,406) $      (6,783,333)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       8,741,677  $       4,956,872
      Class B                                    14,439,241          9,649,079
      Class C                                     4,574,989          3,035,837
   Issued in reorganization of EV
      Marathon and Classic Stock Funds
      Class B                                            --         18,311,097
      Class C                                            --          1,396,395
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    14,787,026          4,533,919
      Class B                                     3,176,165            747,975
      Class C                                       643,064             80,279
   Cost of shares redeemed
      Class A                                   (12,175,639)       (12,448,180)
      Class B                                    (8,774,215)        (5,309,911)
      Class C                                    (1,724,363)        (2,472,991)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      23,687,945  $      22,480,371
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       5,878,878  $      46,468,400
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
At beginning of year                      $     171,037,394  $     124,568,994
------------------------------------------------------------------------------
AT END OF YEAR                            $     176,916,272  $     171,037,394
------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $          77,801  $          (1,342)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                             CLASS A
                                  -------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------
                                   1999(1)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 16.050     $ 13.760     $ 13.560     $ 12.760     $ 10.900
-----------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------
Net investment income             $  0.101     $  0.088     $  0.163     $  0.228     $  0.250
Net realized and unrealized
   gain                              0.363        2.879        3.827        2.272        3.255
-----------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS      $  0.464     $  2.967     $  3.990     $  2.500     $  3.505
-----------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------
From net investment income        $ (0.085)    $ (0.090)    $ (0.170)    $ (0.220)    $ (0.251)
In excess of net investment
   income                               --           --(2)        --           --           --
From net realized gain              (2.039)      (0.587)      (3.602)      (1.480)      (1.394)
In excess of net realized gain          --           --       (0.018)          --           --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (2.124)    $ (0.677)    $ (3.790)    $ (1.700)    $ (1.645)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 14.390     $ 16.050     $ 13.760     $ 13.560     $ 12.760
-----------------------------------------------------------------------------------------------

TOTAL RETURN(3)                       3.40%       21.81%       30.93%       20.20%       32.77%
-----------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $139,219     $141,985     $124,569     $106,775     $ 99,375
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                        1.08%        1.07%        1.04%        1.00%        1.04%
   Net investment income              0.62%        0.60%        1.07%        1.70%        2.02%
Portfolio Turnover of the
   Portfolio                           126%          95%          93%         114%         108%
-----------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Distributions in excess of net investment income are less than $0.001 per share.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS B
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                   1999(1)         1998
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 17.990      $ 15.400
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment loss                $ (0.027)     $ (0.031)
Net realized and unrealized
   gain                               0.416         3.218
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.389      $  3.187
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $     --      $ (0.001)
In excess of net investment
   income                                --        (0.009)
From net realized gain               (2.039)       (0.587)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (2.039)     $ (0.597)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 16.340      $ 17.990
----------------------------------------------------------

TOTAL RETURN(2)                        2.58%        20.85%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $ 32,489      $ 26,708
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.85%         1.90%
   Net investment loss                (0.15)%       (0.22)%
Portfolio Turnover of the
   Portfolio                            126%           95%
----------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                          CLASS C
                                  ------------------------
                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
                                   1999(1)         1998
----------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 15.110      $ 13.020
----------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------
Net investment loss                $ (0.029)     $ (0.033)
Net realized and unrealized
   gain                               0.328         2.715
----------------------------------------------------------
TOTAL INCOME FROM OPERATIONS       $  0.299      $  2.682
----------------------------------------------------------

Less distributions
----------------------------------------------------------
From net investment income         $     --      $ (0.005)
From net realized gain               (1.988)       (0.582)
In excess of net realized gain       (0.051)       (0.005)
----------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (2.039)     $ (0.592)
----------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $ 13.370      $ 15.110
----------------------------------------------------------

TOTAL RETURN(2)                        2.47%        20.77%
----------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------
Net assets, end of year
   (000's omitted)                 $  5,208      $  2,344
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.90%         1.94%
   Net investment loss                (0.19)%       (0.24)%
Portfolio Turnover of the
   Portfolio                            126%           95%
----------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Growth & Income Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers three classes of shares:
   Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific-expenses. The Fund invests all of its investable assets in interests in Growth & Income Portfolio (the Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, option and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,298,241 as a long-term capital gain distribution for its taxable year ended December 31, 1999.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, were amortized on the straight-line basis over five years and are fully amortized at December 31, 1999.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                   1999         1998
    ------------------------------------------------------------------
    Sales                                        538,296      334,710
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               1,050,439      295,099
    Redemptions                                 (757,608)    (836,835)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      831,127     (207,026)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                   1999         1998
    ------------------------------------------------------------------
    Sales                                        794,543      576,032
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 199,803       43,175
    Redemptions                                 (490,746)    (323,607)
    Issued to EV Marathon Stock
     Fund shareholders                                --    1,188,777
    ------------------------------------------------------------------
    NET INCREASE                                 503,600    1,484,377
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                   1999         1998
    ------------------------------------------------------------------
    Sales                                        300,991      214,678
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  49,402        5,511
    Redemptions                                 (116,056)    (172,306)
    Issued to EV Classic Stock
     Fund shareholders                                --      107,289
    ------------------------------------------------------------------
    NET INCREASE                                 234,337      155,172
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $19,876 from the Eaton Vance Growth & Income Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1999.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B Shares (Class B Plan) and Class C Shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $233,207 and $33,628 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 1999, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 1999, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $767,000 and $585,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Funds average daily net assets attributable to Class A and Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. The Class C Plan permits the Fund to make monthly service fee payments in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1999 amounted to $251,499, $61,619, and $11,210 for Class A,
   Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $73,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 1999.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $27,839,161 and $28,078,305, respectively, for the year ended December 31, 1999.

8 Transfer of Net Assets
-------------------------------------------
   On January 1, 1998, the Fund, formerly known as EV Traditional Stock Fund, acquired the net assets of the EV Marathon Stock Fund and EV Classic Stock Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, EV Traditional Stock Fund, at the closing, issued 1,188,777 Class B shares and 107,289 Class C shares of the Fund having an aggregate value of $18,311,097 and $1,396,395, respectively. As a result, the Fund issued one Class B share and one Class C share for each share of EV Marathon Stock Fund and EV Classic Stock Fund, respectively. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Stock Fund's and EV Classic Stock Fund's net assets at the date of the transaction were $18,311,097 and $1,396,395, respectively, including $3,300,253 and $320,650 of unrealized appreciation. Directly after the merger, the combined net assets of the Fund were $144,276,486 with a net asset value of $13.76, $15.40 and $13.02 for
   Class A, Class B and Class C, respectively.

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO SHAREHOLDERS AND TRUSTEES
OF EATON VANCE GROWTH & INCOME FUND
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Growth & Income Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 31, 2000

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 99.5%

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising -- 2.3%
-----------------------------------------------------------------------
Omnicom Group, Inc.                            40,000      $  4,000,000
-----------------------------------------------------------------------
                                                           $  4,000,000
-----------------------------------------------------------------------
Aerospace and Defense -- 1.4%
-----------------------------------------------------------------------
General Motors Corp., Class H(1)               25,000      $  2,400,000
-----------------------------------------------------------------------
                                                           $  2,400,000
-----------------------------------------------------------------------
Banks - Regional -- 3.4%
-----------------------------------------------------------------------
Banc One Corp.                                 80,000      $  2,565,000
Mellon Financial Corp.                        100,000         3,406,250
-----------------------------------------------------------------------
                                                           $  5,971,250
-----------------------------------------------------------------------
Beverages -- 2.0%
-----------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                      50,000      $  3,543,750
-----------------------------------------------------------------------
                                                           $  3,543,750
-----------------------------------------------------------------------
Broadcasting and Cable -- 2.1%
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc., Class
A(1)                                          300,000      $  3,660,930
-----------------------------------------------------------------------
                                                           $  3,660,930
-----------------------------------------------------------------------
Chemicals -- 1.8%
-----------------------------------------------------------------------
Monsanto Co.                                   90,000      $  3,206,250
-----------------------------------------------------------------------
                                                           $  3,206,250
-----------------------------------------------------------------------
Communications Services -- 4.8%
-----------------------------------------------------------------------
Alltel Corp.                                   60,000      $  4,961,250
GTE Corp.                                      50,000         3,528,125
-----------------------------------------------------------------------
                                                           $  8,489,375
-----------------------------------------------------------------------
Computers and Business Equipment -- 4.1%
-----------------------------------------------------------------------
Lexmark International Group, Inc.(1)           55,000      $  4,977,500
Xerox Corp.                                   100,000         2,268,750
-----------------------------------------------------------------------
                                                           $  7,246,250
-----------------------------------------------------------------------
Consumer Non-Durables -- 1.1%
-----------------------------------------------------------------------
Kimberly-Clark Corp.                           30,000      $  1,957,500
-----------------------------------------------------------------------
                                                           $  1,957,500
-----------------------------------------------------------------------
                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Drugs -- 2.1%
-----------------------------------------------------------------------
American Home Products Corp.                   60,000      $  2,366,250
Lilly (Eli) & Co.                              20,000         1,330,000
-----------------------------------------------------------------------
                                                           $  3,696,250
-----------------------------------------------------------------------
Electric Utilities -- 3.1%
-----------------------------------------------------------------------
Cinergy Corp.                                  80,000      $  1,930,000
DQE, Inc.                                      40,000         1,385,000
TECO Energy, Inc.                             120,000         2,227,500
-----------------------------------------------------------------------
                                                           $  5,542,500
-----------------------------------------------------------------------
Financial - Miscellaneous -- 3.7%
-----------------------------------------------------------------------
Associates First Capital Corp.                135,000      $  3,704,062
Federal National Mortgage Association          45,000         2,809,687
-----------------------------------------------------------------------
                                                           $  6,513,749
-----------------------------------------------------------------------
Foods -- 4.7%
-----------------------------------------------------------------------
Flowers Industries, Inc.                      200,000      $  3,187,500
Nabisco Holdings Corp., Class A                75,000         2,371,875
Ralston Purina Group                          100,000         2,787,500
-----------------------------------------------------------------------
                                                           $  8,346,875
-----------------------------------------------------------------------
Household Products -- 4.4%
-----------------------------------------------------------------------
Clorox Co. (The)                               65,000      $  3,274,375
Unilever ADR                                   82,500         4,491,094
-----------------------------------------------------------------------
                                                           $  7,765,469
-----------------------------------------------------------------------
Information Services -- 2.1%
-----------------------------------------------------------------------
Automatic Data Processing, Inc.                70,000      $  3,771,250
-----------------------------------------------------------------------
                                                           $  3,771,250
-----------------------------------------------------------------------
Insurance -- 4.7%
-----------------------------------------------------------------------
American International Group, Inc.             20,983      $  2,268,787
Marsh & McLennan Cos., Inc.                    50,000         4,784,375
UnumProvident Corp.                            40,000         1,282,500
-----------------------------------------------------------------------
                                                           $  8,335,662
-----------------------------------------------------------------------
Investment Services -- 1.2%
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      25,000      $  2,087,500
-----------------------------------------------------------------------
                                                           $  2,087,500
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Lodging and Gaming -- 6.3%
-----------------------------------------------------------------------
Harrah's Entertainment, Inc.(1)               140,000      $  3,701,250
Mandalay Resort Group(1)                      200,000         4,025,000
Park Place Entertainment Corp.(1)             275,000         3,437,500
-----------------------------------------------------------------------
                                                           $ 11,163,750
-----------------------------------------------------------------------
Machinery -- 0.4%
-----------------------------------------------------------------------
Pentair, Inc.                                  19,000      $    731,500
-----------------------------------------------------------------------
                                                           $    731,500
-----------------------------------------------------------------------
Medical Products -- 2.2%
-----------------------------------------------------------------------
Abbott Laboratories                            30,000      $  1,089,375
Johnson & Johnson Co.                          30,000         2,793,750
-----------------------------------------------------------------------
                                                           $  3,883,125
-----------------------------------------------------------------------
Metals - Gold -- 1.2%
-----------------------------------------------------------------------
Barrick Gold Corp.                            125,000      $  2,210,937
-----------------------------------------------------------------------
                                                           $  2,210,937
-----------------------------------------------------------------------
Metals - Industrial -- 5.5%
-----------------------------------------------------------------------
Alcan Aluminum Ltd.                           110,000      $  4,530,625
Phelps Dodge Corp.                             20,000         1,342,500
Stillwater Mining Co.(1)                      120,000         3,825,000
-----------------------------------------------------------------------
                                                           $  9,698,125
-----------------------------------------------------------------------
Oil - Integrated -- 1.0%
-----------------------------------------------------------------------
BP Amoco PLC, ADR                              30,000      $  1,779,375
-----------------------------------------------------------------------
                                                           $  1,779,375
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 3.1%
-----------------------------------------------------------------------
Halliburton Co.                                55,000      $  2,213,750
Precision Drilling Corp.(1)                   130,000         3,339,375
-----------------------------------------------------------------------
                                                           $  5,553,125
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 3.7%
-----------------------------------------------------------------------
Apache Corp.                                  110,000      $  4,063,125
Devon Energy Corp.                             75,000         2,465,625
-----------------------------------------------------------------------
                                                           $  6,528,750
-----------------------------------------------------------------------
                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Printing and Business Products -- 2.9%
-----------------------------------------------------------------------
Valassis Communications, Inc.(1)              120,000      $  5,070,000
-----------------------------------------------------------------------
                                                           $  5,070,000
-----------------------------------------------------------------------
Publishing -- 1.7%
-----------------------------------------------------------------------
McGraw-Hill Companies, Inc. (The)              50,000      $  3,081,250
-----------------------------------------------------------------------
                                                           $  3,081,250
-----------------------------------------------------------------------
REITS -- 2.4%
-----------------------------------------------------------------------
Equity Office Properties Trust                100,000      $  2,462,500
Spieker Properties, Inc.                       50,000         1,821,875
-----------------------------------------------------------------------
                                                           $  4,284,375
-----------------------------------------------------------------------
Retail - Food and Drug -- 3.8%
-----------------------------------------------------------------------
CVS Corp.                                      80,000      $  3,195,000
Safeway, Inc.(1)                              100,000         3,556,250
-----------------------------------------------------------------------
                                                           $  6,751,250
-----------------------------------------------------------------------
Retail - Specialty and Apparel -- 5.8%
-----------------------------------------------------------------------
Circuit City Stores-Circuit City Group         75,000      $  3,379,688
Mens Wearhouse, Inc. (The)(1)                 125,000         3,671,875
TJX Companies, Inc. (The)                     160,000         3,270,000
-----------------------------------------------------------------------
                                                           $ 10,321,563
-----------------------------------------------------------------------
Specialty Chemicals and Materials -- 2.8%
-----------------------------------------------------------------------
Bemis Co., Inc.                                50,000      $  1,743,750
Ecolab, Inc.                                   80,000         3,130,000
-----------------------------------------------------------------------
                                                           $  4,873,750
-----------------------------------------------------------------------
Telecommunications Services -- 0.9%
-----------------------------------------------------------------------
Sprint Corp.                                   25,000      $  1,682,813
-----------------------------------------------------------------------
                                                           $  1,682,813
-----------------------------------------------------------------------
Telephone Utilities -- 5.6%
-----------------------------------------------------------------------
Bell Atlantic Corp.                            30,000      $  1,846,875
BellSouth Corp.                                40,000         1,872,500
SBC Communications, Inc.                       91,320         4,451,850
US West, Inc.                                  25,000         1,800,000
-----------------------------------------------------------------------
                                                           $  9,971,225
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

PORTFOLIO OF INVESTMENTS CONT'D

                SECURITY                  SHARES           VALUE
-----------------------------------------------------------------------
Transportation -- 1.2%
-----------------------------------------------------------------------
FDX Corp.(1)                                   50,000      $  2,046,875
-----------------------------------------------------------------------
                                                           $  2,046,875
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $146,837,768)                          $176,166,348
-----------------------------------------------------------------------
CORPORATE BONDS -- 0.0%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
H. P. Hood & Son, 7.50%, 2/1/01(2)           $     50      $     41,000
-----------------------------------------------------------------------
Total Corporate Bonds
   (identified cost, $50,000)                              $     41,000
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 0.4%

                                          PRINCIPAL
                                          AMOUNT
                SECURITY                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
SBC Communications, Inc., 4.70%, 1/3/00      $    633      $    632,752
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $632,752)                           $    632,752
-----------------------------------------------------------------------
Total Investments -- 99.9%
   (identified cost $147,520,520)                          $176,840,100
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.1%                     $    207,346
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $177,047,446
-----------------------------------------------------------------------

 ADR - American Depositary Receipt

 REIT - Real Estate Investment Trust

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $147,520,520)                          $176,840,100
Cash                                             1,790
Interest and dividends receivable              223,358
Tax reclaim receivable                           2,598
------------------------------------------------------
TOTAL ASSETS                              $177,067,846
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      4,329
Accrued expenses                                16,071
------------------------------------------------------
TOTAL LIABILITIES                         $     20,400
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $177,047,446
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $147,727,866
Net unrealized appreciation (computed on
   the basis of identified cost)            29,319,580
------------------------------------------------------
TOTAL                                     $177,047,446
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 1999
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $117,108)                              $  2,727,411
Interest                                       311,358
Miscellaneous                                    9,686
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  3,048,455
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  1,121,768
Trustees' fees and expenses                     15,612
Custodian fee                                  104,361
Legal and accounting services                   28,163
Amortization of organization expenses            1,946
Miscellaneous                                    5,394
------------------------------------------------------
TOTAL EXPENSES                            $  1,277,244
------------------------------------------------------

NET INVESTMENT INCOME                     $  1,771,211
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 30,011,809
------------------------------------------------------
NET REALIZED GAIN                         $ 30,011,809
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(25,613,190)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(25,613,190)
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $  4,398,619
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  6,169,830
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

Increase (Decrease)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       1,771,211  $       1,473,633
   Net realized gain                             30,011,809          8,344,503
   Net change in unrealized
      appreciation (depreciation)               (25,613,190)        21,695,116
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $       6,169,830  $      31,513,252
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      27,839,161  $      19,532,064
   Withdrawals                                  (28,078,305)       (23,276,391)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $        (239,144) $      (3,744,327)
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       5,930,686  $      27,768,925
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     171,116,760  $     143,347,835
------------------------------------------------------------------------------
AT END OF YEAR                            $     177,047,446  $     171,116,760
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                            YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                  1999      1998      1997      1996      1995
--------------------------------------------------------------------------------
Ratios to average daily net assets
--------------------------------------------------------------------------------
Expenses                          0.71%     0.72%     0.73%     0.73%       0.75%
Net investment income             0.99%     0.95%     1.37%     1.96%       2.30%
Portfolio Turnover                 126%       95%       93%      114%        108%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
   (000'S OMITTED)              $177,047  $171,117  $143,348  $122,963  $107,717
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Growth & Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuation -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable, including any security the disposition of which is restricted under the Securities Act of 1933, and other assets will be appraised at their fair value as determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 1999, $228 credit balances were used to reduce the Portfolio's custodian fee.

 E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its oganization were amortized on the straight-line basis over five years and are fully amortized at December 31, 1999.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 G Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory

GROWTH & INCOME PORTFOLIO AS OF DECEMBER 31, 1999

NOTES TO FINANCIAL STATEMENTS CONT'D

   services rendered to the Portfolio. The fee is at the annual rate of 5/8 of 1% of average daily net assets. For the year ended December 31, 1999, the fee amounted to $1,121,768. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1999, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $223,649,762 and $218,558,679, respectively, for the year ended December 31, 1999.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1999, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $147,520,520
    ------------------------------------------------------
    Gross unrealized appreciation             $ 34,485,375
    Gross unrealized depreciation               (5,165,795)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 29,319,580
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

GROWTH & INCOME PORTFOLIO DECEMBER 31, 1999

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS OF GROWTH & INCOME PORTFOLIO
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Growth & Income Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 31, 2000

EATON VANCE GROWTH & INCOME FUND AS OF DECEMBER 31, 1999

INVESTMENT MANAGEMENT

EATON VANCE GROWTH & INCOME FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

GROWTH & INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Michael R. Mach
Vice President and Portfolio
Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

                      This page intentionally left blank.

INVESTMENT ADVISER OF GROWTH & INCOME PORTFOLIO
Boston Management and Research
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE GROWTH & INCOME FUND
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC Global Fund Services
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110


EATON VANCE GROWTH & INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

173-12/99                                                           GNCSRC-12/99